SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 15, 1998
                                                  ------------------------


                           GOLD BANC CORPORATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   KANSAS                           0-28936                     48-1008593
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)             Identification No.)


11301 Nall Avenue, Leawood, Kansas                             66211
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (913) 451-8050
                                                   -----------------------------



                                    None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.

On October 21, 1998 Gold Banc Corporation, Inc. acquired all of the outstanding stock of First State Bancorp, Inc. in business combination accounted for as pooling of interests. The stockholders of First State Bancorp, Inc. received 1,787,219 shares of Gold Banc Corporation, Inc. common stock. Consolidated revenue and net income for the eleven month period ended November 30, 1998 were $57.3 million and $5.4 million respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Gold Banc Corporation, Inc.
                                              (Registrant)


DATE: December 15, 1998                    /s/ Keith E. Bouchey
      ----------------------                ---------------------------------
                                           Keith E. Bouchey
                                           Executive Vice President,
                                           Chief Financial
                                           Officer and Corporate Secretary